SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 23, 2007 (April 23, 2007)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19580 (Commission File Number)	76-0697390 (I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)	Not applicable

(b)	On April 23, 2007, Joseph R. Edwards resigned from his position as a director of T-3 Energy Services, Inc.’s Board of Directors. Mr. Edward’s resignation was not the result of any disagreement with the Company.

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: April 23, 2007	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

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